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                                                                    EXHIBIT 10-R

                                  EXTENSION TO

                        FIRST LOAN MODIFICATION AGREEMENT

         THIS EXTENSION TO FIRST LOAN MODIFICATION AGREEMENT ("EXTENSION AGREEMENT"), dated effective as of the 31st day of May, 2001 ("EFFECTIVE DATE"), is entered into by and among BANK ONE, ARIZONA, NA, a national banking association ("BANK ONE"), ZILA, INC., a Delaware Corporation ("ZILA"), and each of the following subsidiary entities, directly or indirectly, of Zila (collectively, the "SUBSIDIARIES"): (i) INTEGRATED DENTAL TECHNOLOGIES, INC., a California corporation, (ii) RYKER DENTAL OF KENTUCKY, INC., a Kentucky corporation, (iii) BIO-DENTAL TECHNOLOGIES CORPORATION, a California corporation, (iv) ZILA PHARMACEUTICALS, INC., a Nevada corporation, (v) ZILA TECHNOLOGIES, INC., an Arizona corporation, (vi) INTER-CAL CORPORATION, INC., an Arizona corporation, (vii) OXYCAL LABORATORIES, INCORPORATED, an Arizona corporation ("OXYCAL"), (viii) OXYCAL EXPORT, INC., a Virgin Islands corporation, and (ix) ZILA SWAB TECHNOLOGIES, INC., an Arizona corporation. Zila and the Subsidiaries are collectively referred to herein as the "DEBTORS".

                                    RECITALS:

         A. Bank One and Zila have entered into the following credit facilities (collectively, the "LOANS", as amended from time to time): (i) a certain revolving line of credit in the maximum principal amount of $9,000,000 ("LINE OF CREDIT LOAN") pursuant to the Loan Agreement between Zila and Bank One dated December 1, 2000 ("LOC LOAN AGREEMENT") as evidenced by the Promissory Note dated December 1, 2000, in the maximum principal amount of $9,000,000 executed by Zila in favor of Bank One ("LINE OF CREDIT PROMISSORY NOTE"); (ii) a certain construction loan ("PROJECT LOAN"), as evidenced by a certain Project Note executed by Oxycal in favor of Bank One in the principal amount of $5,000,000 ("PROJECT NOTE"), in connection with those certain 1999A Bonds and Taxable 1999B Bonds in the principal amount of $5,000,000 (collectively, the "BONDS") issued pursuant to a certain Trust Indenture between The Industrial Development Authority of the County of Yavapai, as Issuer, and Bank One, as Trustee, dated March 1, 1999 ("BOND TRUST INDENTURE"), two Irrevocable Letters of Credit (No. STI 13306 and No. STI 13307), each dated April 14, 1999, issued by Bank One in favor of the owners of the Bonds in an aggregate amount of $5,061,645.00 ("LETTERS OF CREDIT"), and a certain Reimbursement Agreement between Bank One and Oxycal dated March 1, 1999 ("REIMBURSEMENT AGREEMENT"); and (iii) a certain building loan in the initial principal amount of $450,000 ("BUILDING LOAN"), as evidenced by a certain Promissory Note in the amount of $450,000 executed by Zila in favor of Valley National Bank of Arizona (Bank One was formerly known as Valley National Bank of Arizona), as subsequently amended by a certain Modification Agreement between Zila and Bank One dated April 15, 1996, and as further amended by a certain Promissory Note Second Modification Agreement between Zila and Bank One dated February 26, 1998 (as amended from time to time, the "BUILDING PROMISSORY NOTE").

         B. Bank One, Zila and the Subsidiaries have entered into a First Loan Modification Agreement dated May 7, 2001 ("FIRST LOAN MODIFICATION AGREEMENT"), which, in addition to other modifications with respect to the Loans, provided for the following: (i) Bank One agreed to forbear from the date of the First Loan Modification Agreement until May 31, 2001 ("INITIAL

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NONCOMPLIANCE PERIOD") in exercising any remedy with respect to certain covenant defaults and/or non-compliance events under the Line of Credit Loan ("NONCOMPLIANCE EVENTS"), as set forth in more detail on Exhibit A to the First Loan Modification Agreement; (ii) the maturity date of the Building Loan was extended from April 1, 2001 to May 31, 2001; (iii) each of the Subsidiaries executed documentation to provide Bank One with perfected security interests that were intended to be provided at the time the LOC Loan Documents were executed; (iv) the Line of Credit Loan, the Project Loan and the Building Loan were cross-collateralized and cross-defaulted; and (v) the parties to the First Loan Modification Agreement agreed to enter into a more comprehensive second modification agreement to address additional issues and to provide additional documentation for modifications set forth in the First Loan Modification Agreement.

         C. While the second modification agreement is being negotiated and finalized, Zila and each of the Subsidiaries now desire to enter into an extension of the First Loan Modification Agreement (i) to extend until June 29, 2001 the Initial Noncompliance Period in which Bank One will forbear in exercising any remedy with respect to the Noncompliance Events, (ii) to further extend until June 29, 2001 the maturity date of the Building Loan, and (iii) to amend the Loan Documents in certain other respects, and Bank One is willing to agree to such forbearance, extension and amendments, provided that the Debtors execute and deliver to Bank One the Patent Security Agreements, the Stock Pledge Agreements (together with the related stock certificates, stock powers and power of attorneys) and the UCC financing statements that the parties contemplate executing under the proposed second modification agreement, and subject to the terms and conditions set forth in this Extension Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. In addition to other defined terms as set forth in this Extension Agreement, the following terms shall have the meanings set forth below for purposes of this Extension Agreement:

         1.1 "BUILDING LOAN DOCUMENTS" means, collectively, the Building Promissory Note and all of the other documents and instruments executed in connection with the Building Loan, together with the First Loan Modification Agreement, the Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

         1.2 "LOAN DOCUMENTS" means, collectively, the LOC Loan Documents, the Project Loan Documents and the Building Loan Documents.

         1.3 "LOANS" means, collectively, the Line of Credit Loan, the Project Loan and the Building Loan, as amended from time to time.

         1.4 "LOC LOAN DOCUMENTS" means, collectively, the LOC Loan Agreement, the Line of Credit Promissory Note and all of the other documents and instruments executed in connection with the Line of Credit Loan, together with the First Loan Modification Agreement, the


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Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

         1.5 "NONCOMPLIANCE PERIOD" means the period commencing on May 7, 2001 and ending on June 29, 2001.

         1.6 "OBLIGATIONS" means, collectively, the obligations of Zila and the Subsidiaries under the Loan Documents.

         1.7 "PROJECT LOAN DOCUMENTS" means, collectively, the Bonds, the Bond Trust Indenture, the Letters of Credit, the Reimbursement Agreement, the Project Note and all of the other documents and instruments executed in connection with the Project Loan, together with the First Loan Modification Agreement, the Extension Agreement and the documents and instruments executed in connection therewith, as amended from time to time.

For purposes of this Extension Agreement, all terms used with initial capital letters, but not otherwise defined in this Extension Agreement, shall have the same meanings given such terms in the First Loan Modification Agreement, or if not defined therein, in the LOC Loan Agreement.

2.   DEBTORS' ACKNOWLEDGMENT OF EXISTING INDEBTEDNESS.

         2.1 Each of the Debtors acknowledges and agrees that the total outstanding amounts of each of the Loans as of June 4, 2001 are as follows: (i) an outstanding principal balance of $6,100,000.00 with respect to the Line of Credit Loan ("LINE OF CREDIT LOAN BALANCE"), (ii) an outstanding obligation amount of $4,631,404.47 under the Letters of Credit issued in connection with the Project Loan ("PROJECT LOAN BALANCE"), (iii) an outstanding principal balance of $280,134.14 with respect to the Building Loan ("BUILDING LOAN BALANCE"), plus (iv) any accrued and unpaid interest or fees on each of the Loans and any other costs and expenses of Bank One to the extent due and owing under the Loan Documents.

         2.2 Each of the Debtors acknowledges that Zila (and Oxycal in the case of the Project Loan) is truly and justly indebted to Bank One in the amount of the Line of Credit Loan Balance, plus the Project Loan Balance, plus the Building Loan Balance, plus accrued and unpaid interest and fees on each of the Loans, plus all accrued and unpaid costs and expenses that are, under the Loan Documents, properly chargeable to Zila (or Oxycal) and that have been and in the future may be incurred by Bank One in connection with the Loans.

         2.3 Each of the Debtors acknowledges that, as of the date hereof, it has (i) no defense, counterclaim, offsets, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Bank One or to reduce or eliminate all or any part of its liability to repay the Loans, and (ii) no other claim against Bank One with respect to any aspect of the transactions in respect of which the Loans were made. If any such claims exist they are fully and irrevocably released as provided in Section 10 hereof.

         2.4 Each of the Debtors agrees that Bank One has fully performed all obligations that it may have had or now has to Zila and the Subsidiaries with respect to the Loans, and that except as expressly set forth herein, Bank One's obligation to make additional Advances under the Line


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of Credit Loan is conditioned upon the satisfaction of all conditions precedent for such Advances as set forth in the LOC Loan Agreement, as amended by the First Loan Modification Agreement and as further amended by this Extension Agreement.

3. AMENDMENTS TO FIRST LOAN MODIFICATION AGREEMENT. Each of the parties hereto agrees that the First Loan Modification Agreement is amended as set forth below and that the other Loan Documents are deemed amended in all respects to the extent necessary to accomplish the following changes:

         3.1 Extension of Noncompliance Period. The definition of "Noncompliance Period" in Section 1.5 of the First Loan Modification Agreement is hereby amended in its entirety to read as follows:

                  1.5 "NONCOMPLIANCE PERIOD" means the period commencing on May 7, 2001 and ending on June 29, 2001.

         3.2 Extension of Maturity Date of Building Loan. Section 4.1 of the First Loan Modification Agreement is hereby amended by substituting "June 29, 2001" for "May 31, 2001" as the maturity date of Building Loan.

         3.3 Committed Sum. Section 4.2(a) of the First Loan Modification Agreement is hereby amended in its entirety to read as follows:

                  (a) The "Committed Sum" as defined in the LOC Loan Agreement shall be $7,250,000.00 beginning on the Effective Date.

         3.4 Permanent Reduction of Line of Credit Loan on Sale of Office Building. The clause beginning with "provided, however" in the last sentence of
Section 4.5 of the First Loan Modification Agreement is hereby amended to read as follows:

         provided, however, Bank One agrees to release its lien with respect to the building securing the Building Loan (as such building is more specifically described on Exhibit "A" to the Deed of Trust dated March 8, 1991 executed by Zila, the "BUILDING") upon either: (i) the repayment in full of all amounts due under the Building Loan and the Line of Credit Loan with no further commitment of Bank One to advance under the Line of Credit Loan, or (ii) the refinance, sale or sale/leaseback of the Building in which (A) the proceeds of such refinance, sale or sale/leaseback are paid to Bank One to be applied to the repayment of the Building Loan in full with any excess to be applied to pay down the Line of Credit Loan and to permanently reduce by $500,000.00 the "Committed Sum" as defined in the LOC Loan Agreement, as amended from time to time, and (B) if a refinance, the amount of such refinance is at least 75% of the appraised valued of the Building based upon an appraisal acceptable to Bank One, or if a sale or sale/leaseback, the amount of such sale is at least the amount of the appraised value of the Building based upon such an appraisal.


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4.   REAFFIRMATION OF EXISTING SECURITY INTERESTS AND GRANT OF SECURITY
     INTERESTS.

         4.1 Reaffirmation of Existing Security Interests. Each of the Debtors hereby confirms and agrees that Bank One's security interests in the assets of Zila and the Subsidiaries and all of the collateral previously pledged to Bank One pursuant to the Loan Documents shall continue to secure the payment and performance of all of the Obligations to Bank One.

         4.2 Grant of Security Interests in Intellectual Property Rights. Without affecting any security interests previously granted to Bank One with respect to the Loans, each of the Debtors hereby grants to Bank One, to secure the Line of Credit Loan as well as all of the other Obligations under the Loan Documents, a security interest in all of such Debtor's right, title and interest in and to the personal property described on EXHIBIT A, attached hereto and incorporated herein by this reference. Zila and each of the Subsidiaries represent and warrant to Bank One that the listing of patents and patents pending set forth on EXHIBIT B, attached hereto and incorporated herein by this reference, sets forth all material patents and patents pending of the Debtors currently registered or pending in the United States Patent and Trademark Office. Each of the Debtors agrees to execute and deliver to Bank One such documents and instruments as are necessary to document and perfect the security interests granted to Bank One under this Section 4.2, including, without limitation, all UCC-1 financing statements, patent assignment agreements, documents for filing with the U.S. Patent and Trademark Office, if any, and other documents and instruments requested by Bank One. Further, each of the Debtors agrees to deliver to Bank One the information necessary to identify and describe all patents, patents pending, copyrights, trade names, trademarks and other intellectual property of the Debtors registered, filed, issued or obtained in the future within thirty (30) days after such Debtor becomes aware of such additional intellectual property rights, and, upon Bank One's request, to promptly execute and deliver to Bank One such additional documents and instruments as are necessary to document and perfect the security interests in such future intellectual property rights.

         4.3 Grant of Security Interests in Stock of Subsidiaries. Without affecting any security interests previously granted to Bank One with respect to the Loans, each of the Debtors, to the extent applicable, hereby grants to Bank One, to secure the Line of Credit Loan as well as all of the other Obligations under the Loan Documents, a security interest in all of such Debtor's right, title and interest in and to the stock and other personal property described on EXHIBIT C, attached hereto and incorporated herein by this reference. Zila agrees to deliver to Bank One copies of the stock certificates representing 100% of the common stock of each Debtor. Each of the Debtors, to the extent applicable, agrees to execute such documents and instruments as are necessary to document and perfect the security agreements granted to Bank One under this
Section 4.3, including, without limitation, all UCC-1 financing statements, stock powers, stock pledge agreements and other documents and instruments requested by Bank One.

         4.4 Collateral Secures All Loans. Each of the Debtors hereby confirms and agrees that Bank One's security interest in the collateral granted under this Section 4 secures all of the Loans and all of the Obligations under the Loan Documents. Further, each of the Debtors hereby confirms and agrees that an event of default (subject to applicable notice and cure periods) under any of the Loan Documents shall be deemed to be an event of default under all of the Loan Documents entitling Bank One to pursue any and all remedies available under the Loan Documents as well as any and all other legal and equitable remedies available to Bank One under


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applicable law. The release provisions of Section 4.5 of the First Loan
Modification Agreement, as amended from time to time, shall be applicable to all security interests granted under this Section 4, and to all security documents related thereto, subject to the terms of this Extension Agreement.

5. ADDITIONAL AGREEMENTS. As material inducements to Bank One to enter into this Extension Agreement, the parties hereto agree as follows:

         5.1 Amendment of Current Ratio Calculation. In calculating the current ratio for the quarters ended April 30, 2001 and July 31, 2001 in accordance with the section of the Addendum to the LOC Loan Agreement entitled "ADDITIONAL AFFIRMATIVE COVENANT - - CURRENT RATIO", the outstanding amount of the Project Loan will not be included in "current liabilities".

         5.2 Amendment of Working Capital Calculation. In calculating working capital for the quarters ended April 30, 2001 and July 31, 2001 in accordance with the section of the Addendum to the LOC Loan Agreement entitled "ADDITIONAL AFFIRMATIVE COVENANT - - WORKING CAPITAL", the outstanding amount of the Project Loan will not be included in "current liabilities".

         5.3 Accounts Receivable/Inventory Review. Zila and the Subsidiaries agree to comply with and assist Bank One, or a company designated by Bank One, to perform a review of the accounts receivable and inventory of Zila and the Subsidiaries and the calculation of the Borrowing Base. Zila agrees to reimburse Bank One for all of its out-of-pocket costs and expenses with respect to such review, including, without limitation, the reasonable travel expenses of Bank One's representatives.

         5.4 Monthly Financial Statements. Borrower agrees to deliver to Bank One as soon as available, but in no event later than 30 days after the end of each fiscal month (starting with the month of May 2001), the monthly financial statements of Borrower and each of the Subsidiaries on a consolidating basis certified by an officer of Borrower, all in accordance with the provisions of the section of the Addendum to the LOC Loan Agreement entitled "ADDITIONAL AFFIRMATIVE COVENANT - - CONSOLIDATING INTERIM FINANCIAL STATEMENTS", except that such financial statements are to be delivered monthly instead of quarterly.

         5.5 Ratification of Loan Documents. All terms, conditions and provisions of the First Loan Modification Agreement and the other Loan Documents are hereby reaffirmed, ratified and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended by this Extension Agreement and the other documents and instruments executed in connection herewith.

6. REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS AND AGREEMENTS OF DEBTORS. As material inducements to Bank One to enter into this Extension Agreement, and acknowledging Bank One's reliance upon the truth and accuracy thereof, each of the Debtors represents, warrants, acknowledges and agrees that:


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         6.1  The recitals set forth above are true and correct.

         6.2 All financial statements and other information delivered to Bank One by or on behalf of Zila or the Subsidiaries in connection with this Extension Agreement were true and correct in all material respects as of the respective dates thereof and as of the date of this Extension Agreement.

         6.3  The Loans are just and owing.

         6.4 The obligation of Zila to repay the Loans, together with all accrued and unpaid interest thereon, and all other amounts properly chargeable to the Debtors under the Loan Documents, is absolute and unconditional, each of the guaranties of the Subsidiaries with respect to the indebtedness owed to Bank One is absolute and unconditional, and there exists no claim, right of set off or recoupment, counterclaim or defense of any nature whatsoever to the payment and performance of the Obligations nor the Subsidiaries' guaranties with respect to the Obligations. The Loan Documents, including, without limitation, the Line of Credit Promissory Note, the Building Promissory Note, the Project Note, the Reimbursement Agreement and the guaranties of the Subsidiaries, represent valid, enforceable and collectible obligations of the Debtors, subject to general principles of equity and bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting the rights of creditors generally.

         6.5 To such Debtor's knowledge, the execution, delivery and performance of this Extension Agreement (and the documents related hereto) by the Debtors do not and will not (i) violate any law, rule, regulation or court order to which any Debtor is subject, (ii) conflict with or result in a breach of the articles of incorporation or bylaws of any Debtor or any agreement or instrument to which any Debtor is a party or by which its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of any Debtor, whether now owned or hereafter acquired, other than liens in favor of Bank One.

         6.6 Such Debtor has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Extension Agreement and the related documents. This Extension Agreement and the related documents shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Extension Agreement or any part hereof to be drafted.

7. COSTS AND EXPENSES OF LOAN MODIFICATION. Zila agrees to pay to Bank One all costs and expenses incurred by Bank One in connection with this Extension Agreement, including, without limitation, reasonable attorneys' fees, recording fees, filing fees and all other costs and expenses incurred.

8. CONDITIONS PRECEDENT TO EFFECTIVENESS. The effectiveness of this Extension Agreement is subject to the full and complete satisfaction of all of the following conditions precedent:

         8.1 Bank One shall have received this Extension Agreement duly executed by each of the Debtors.


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         8.2 Bank One shall have received patent security agreements, in form and substance acceptable to Bank One, duly executed by each of the Debtors listed on EXHIBIT B as owning patents.

         8.3 Bank One shall have received stock pledge agreements, in form and substance acceptable to Bank One, duly executed by each of the applicable Debtors with respect to the stock of entities listed on EXHIBIT C, together with all original stock certificates pledged thereunder and stock powers related thereto executed in blank by Zila and the Subsidiaries, as applicable.

         8.4 Bank One shall have received all of the UCC-1 financing statements requested by Bank One to perfect and give notice to third parties as to the security interests granted under Section 4 of this Extension Agreement, duly executed by each of the applicable Debtors.

         8.5 All documents described in this Section 8 must be executed and delivered to Bank One on or before June 14, 2001.

9. NO WAIVER OF DEFAULTS. This Extension Agreement in no way acts as a waiver of any default of any Debtor (other than the Noncompliance Events during the Noncompliance Period) or as a release or relinquishment of any of the existing liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by each of the Debtors in all respects.

10. RELEASE OF ALL CLAIMS AND WAIVER. Each of the Debtors hereby releases, remises, acquits and forever discharges Bank One and Bank One's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date and execution hereof, arising out of or in any way connected with the Loans, this Extension Agreement or the other Loan Documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). Each of the Debtors acknowledges that the agreements herein are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Debtors represents and warrants to Bank One that it has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

11.  COMPLETE AGREEMENT;  NO FUTURE FORBEARANCE OR MODIFICATION GRANTED.

         11.1 Complete Agreement. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and in the First Loan Modification Agreement shall constitute the


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only evidence of Bank One's agreement to forbear or to modify the Loan
Documents. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Bank One's execution of this Extension Agreement. The Loan Documents and this Extension Agreement, together with any documents executed in connection herewith, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Extension Agreement, each of the Debtors acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Bank One or any employee or agent of Bank One, except for the agreements of Bank One set forth herein.

         11.2 No Future Forbearance or Modification Granted. Further, Bank One's execution of this Extension Agreement shall not constitute a waiver (either express or implied) of the requirement that any future forbearance under or modification of any Loan Document shall require the express written approval of Bank One. No such approval (either express or implied) has been given as of the date hereof.

12. EFFECT AS A MODIFICATION AGREEMENT. Other than as specifically set forth herein, the remaining terms of the Loan Documents shall remain in full force and effect, including, without limitation, all guaranties executed by the Subsidiaries in favor of Bank One. Notwithstanding anything to the contrary contained in the Loan Documents, in the event of a conflict between the terms of this Extension Agreement (on the one hand) and any Loan Document (on the other hand), the terms of this Extension Agreement shall control. Nothing contained in this Extension Agreement is intended to or shall be construed as relieving any person or entity, whether a party to this Extension Agreement or not, of any of such person's or entity's obligations to Bank One.

13. CONSENT AND RATIFICATION BY GUARANTORS. Each of the Subsidiaries acknowledges that, on or about December 1, 2000 (or subsequent thereto), it executed and delivered to Bank One a Commercial Guaranty for the benefit of Bank One pursuant to which it absolutely and unconditionally guaranteed payment of all indebtedness of Zila to Bank One, whether then existing or later incurred or created, and Oxycal acknowledges that on or about March 1, 1999, it executed and delivered to Bank One an Unconditional Guarantee of Payment with respect to its obligations under the Reimbursement Agreement. Each of the Subsidiaries acknowledges, agrees and warrants that: (i) Bank One's rights under such guaranties shall not be adversely affected by the execution of this Extension Agreement or the other documents related hereto; (ii) such guaranties shall remain in full force and effect, and all references in such guaranties to the Loan Documents (regardless of the precise form of such references) are deemed amended to refer to the Loan Documents as amended; and (iii) such Subsidiary's guaranty, as amended, is hereby ratified and reaffirmed by such Subsidiary.

14. FACSIMILE AND COUNTERPART EXECUTION. Any signature delivered by a party by facsimile transmission shall be deemed an original signature hereto, and this Extension Agreement may be executed in counterparts, all of which shall constitute one agreement.

15. BENEFIT OF AGREEMENT. This Extension Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.


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No other person or entity is entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Extension Agreement.


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         IN WITNESS WHEREOF, the parties hereto have executed this Extension
Agreement effective as of the day, month and year first above written.

                         "ZILA":          ZILA, INC.,
                                          a Delaware corporation

                                          By: /s/ Joseph Hines
                                          Name: Joseph Hines
                                          Title: President

                         "SUBSIDIARIES":  Integrated Dental Technologies, Inc.,
                                          a California corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Ryder Dental of Kentucky, Inc.,
                                          a Kentucky corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Bio-Dental Technologies Corporation,
                                          a California corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Zila Pharmaceuticals, Inc.,
                                          a Nevada corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

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
                         "SUBSIDIARIES":  Zila Technologies, Inc.,
                              (Cont'd)    an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Inter-Cal Corporation, Inc.,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Oxycal Laboratories, Incorporated,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Oxycal Export, Inc.,
                                          a Virgin Islands corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                                          Zila Swab Technologies, Inc.,
                                          an Arizona corporation

                                          By: /s/ Bradley C. Anderson
                                          Name: Bradley C. Anderson
                                          Title: Treasurer

                         "BANK ONE"       Bank One, Arizona, NA,
                                          a national banking association

                                          By: /s/ Hope Levin
                                          Name: Hope Levin
                                          Title: Vice President


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                                    EXHIBIT A

                      DESCRIPTION OF SECTION 4.2 COLLATERAL

         All right, title and interest of Debtors, now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in and to the following:

                  (1) All patentable inventions, patent rights, shop rights, letter patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all patent registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof (collectively, the "PATENTS");

                   (2) All copyrights including all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof (collectively, the "COPYRIGHTS");

                   (3) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including, without limitation, all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof (collectively, the "TRADEMARKS").

                  (4) All information, including formulas, patterns, compilations, programs devices, methods, techniques or processes, that desires independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other persons who can obtain economic value from its disclosure or use (collectively, the "TRADE SECRETS");

                  (5) All claims by Debtors against any person or entity for past, present or future infringement of the Patents, Copyrights, Trademarks or Trade Secrets;

                  (6) together with all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                           (a) all attachments, accessions, accessories, tools,
                  parts, supplies, increases, and additions to and all replacements and substitutions for any property described above;

                           (b) all products and produce of any of the property
                  described above;


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                           (c) all proceeds from the sale, lease, destruction,
                  loss, or other disposition of any of the property described above (including, without limitation, whatever is receivable or received when any of the above property or proceeds is sold, licensed, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any of the above property, and all rights to payment with respect to any cause of action affecting or relating to the above property); and

                           (d) all records and data relating to any of the
                  property described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of such Debtors' right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.


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                                    EXHIBIT B

              LISTING OF PATENTS OF ZILA, INC. AND ITS SUBSIDIARIES

                                 ISSUED PATENTS

OWNED BY ZILA PHARMACEUTICALS, INC.

         344-P-7 "COMPOSITIONS AND IN SITU METHODS FOR FORMING FILMS ON BODY TISSUES" (COMPOSITIONS OF ZILACTIN PLUS CORTICOSTEROIDS)

                  USA                       5,081,157              ISSUED 2/6/91

         344-P-8 "COMPOSITIONS AND IN SITU METHODS FOR FORMING FILMS ON BODY TISSUES" (BASIC "ZILACTIN" COMPOSITIONS)

                  USA                       5,081,158            ISSUED 2/6/91


OWNED BY ZILA, INC

         344-P-10 "BIOLOGICAL STAIN COMPOSITION AND METHODS OF PREPARATION AND
                  USE" (BASIC ORATEST FORMULATIONS - ACQUIRED FROM CTM)

                  USA                       5,372,801            ISSUED 12/13/94


         344-P-14 "METHODS AND COMPOSITIONS FOR IN-VIVO DETECTION OF ORAL
                  CANCERS AND PRECANCEROUS CONDITIONS" (ALTERNATE DYES)

                  USA                       5,882,627            ISSUED  3/16/99


         344-P-17 "IN VIVO STAIN COMPOSITION, PROCESS OF MANUFACTURE AND METHODS
                  OF USE TO IDENTIFY DYSPLASTIC TISSUE" (NEW ZILA MANUFACTURING PROCESS AND NEWLY CHARACTERIZED TOLUIDINE BLUE DRUG SUBSTANCE, METHODS OF USE)

                  USA                       6,086,852            ISSUED 7/11/00


         344-P-19 "IMPROVED PROCESS FOR MANUFACTURE OF TOLUIDINE BLUE O" (HIGH
                  YIELD MANUFACTURING PROCESS)

                  USA                       6,194,573            ISSUED 2/27/01


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         344-P-21 "METHOD FOR DETECTING CANCER" (THE "MASHBERG PATENT" - NOT
                  OWNED, BUT EXCLUSIVELY LICENSED TO ZILA BY NATIONAL INSTITUTES OF HEALTH)

                  USA                       4,321,251            ISSUED  3/23/82


         344-P-38 "DRY HANDLE SWAB ASSEMBLY AND UNIT" (ACQUIRED FROM NATIONAL
                  HEALTH)

                  USA                       4,952,204            ISSUED  8/28/90



OWNED BY OXYCAL LABORATORIES, INCORPORATED.

         478-P-3 "COMPOSITIONS AND METHODS FOR ADMINISTERING VITAMIN C" (BASIC ESTER-C PATENT)

                  USA                       4,822,816            ISSUED  4/18/89

         478-P-5 "COMPOSITION AND METHOD FOR ADMINISTERING THERAPEUTICALLY ACTIVE COMPOUNDS" (ESTER-C USED TO IMPROVE
                  ABSORPTION/RETENTION OF OTHER MEDICAMENTS)

                  USA                       4,968,716            ISSUED  11/6/90

         478-P-7 "COMPOSITIONS AND METHODS FOR ADMINISTERING THERAPEUTICALLY ACTIVE COMPOUNDS" (BASIC ESTER C COMPOSITION AND USE TO IMPROVE ABSORPTION RETENTION OF VITAMIN C AND OTHER MEDICAMENTS)

                  USA                       5,070,085            ISSUED  12/3/91


         478-P-9 "STABLE LIQUID MINERAL ASCORBATE COMPOSITIONS AND METHODS OF MANUFACTURE AND USE" (ESTER-C "TOPICAL")

                  USA                       6,197,813            ISSUED   3/6/01



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                                    EXHIBIT C

                      DESCRIPTION OF SECTION 4.3 COLLATERAL

         All of Debtors' right, title and interest in the outstanding stock of each of the following subsidiaries, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                  (1) Integrated Dental Technologies, Inc., a California corporation;

                  (2) Ryker Dental of Kentucky, Inc., a Kentucky corporation;

                  (3) Bio-Dental Technologies Corporation, a California corporation;

                  (4) Zila Pharmaceuticals, Inc., a Nevada corporation;

                  (5) Zila Technologies, Inc., an Arizona corporation;

                  (6) Inter-Cal Corporation, Inc., an Arizona corporation;

                  (7) Oxycal Laboratories, Incorporated, an Arizona corporation;

                  (8) Oxycal Export, Inc., a Virgin Islands corporation;

                  (9) Zila Swab Technologies, Inc., an Arizona corporation;

                  (10) together with all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

                           (a) all accessions, increases, and additions to and
                  all replacements and substitutions for any property described above;

                           (b) all products and produce of any of the property
                  described above (including, without limitation, all cash dividends, stock dividends and other distributions related thereto);

                           (c) all proceeds (including, without limitation,
                  insurance proceeds) from the sale, lease, destruction, loss, or other disposition of any of the property described above; and

                           (d) all records and data relating to any of the
                  property described above, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of such Subsidiary's right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

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